TABLE OF SCHEDULES AND EXHIBITS
TO ASSET PURCHASE AGREEMENT

by and between

HOLLISTER & BLACKSMITH, INC. doing business as
AMERICAN CANNABIS COMPANY,
A wholly-owned subsidiary of
AMERICAN CANNABIS COMPANY, INC.

and

MEDIHEMP, LLC, and Its Wholly Owned Subsidiary, SLAM ENTERPRISES, LLC, and MEDICAL CANNABIS CAREGIVERS, INC., collectively doing business as NATURALEAF

<u>Schedule 3.15(a)</u>
Permits issued to Seller

City of Colorado Springs:

- Business License #719547 Medical Marijuana Center Store;
- Business License #719548 Medical Marijuana Cultivation;
- Business License #719737 Medical Marijuana Product Manufacturing